As filed with the Securities and Exchange Commission on April 11, 1997

                                                    Registration No. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   ----------
                                   FORM S-3
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                   ----------
                             SYRATECH CORPORATION
            (Exact name of registrant as specified in its charter)


               DELAWARE                              3914                       13-3354944
    (State or other jurisdiction of      (Primary Standard Industrial        (I.R.S. Employer
     incorporation or organization)       Classification Code Number)       Identification No.)

                                   ----------
                            175 McClellan Highway
                          East Boston, MA 02128-9114
                            Phone: (617) 561-2200
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                   ----------
                              E. MERLE RANDOLPH
                        Vice President, Treasurer and
                           Chief Financial Officer
                             Syratech Corporation
                            175 McClellan Highway
                          East Boston, MA 02128-9114
                            Phone: (617) 561-2200
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                   ----------
                               With copies to:

            JAMES L. PURCELL, ESQ.                     JAMES WESTRA, ESQ.             KIRK A. DAVENPORT, ESQ.
    Paul, Weiss, Rifkind, Wharton & Garrison       Hutchins, Wheeler & Ditmar             Latham & Watkins
           1285 Avenue of the Americas             A Professional Corporation             885 Third Avenue
          New York, New York 10019-6064                101 Federal Street          New York, New York 10022-4802
                 (212) 373-3000                   Boston, Massachusetts 02110              (212) 906-1200
                                                         (617) 951-6600

        Approximate date of commencement of proposed sale to the public:
   As soon as practicable after this Registration Statement becomes effective.
                                   ----------
   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities
Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] File No. 333-18133


   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]


   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                       CALCULATION OF REGISTRATION FEE

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

=========================================================================================================
                                                 Proposed Maximum   Proposed Maximum
    Title of Each Class of       Amount to be   Offering Price Per Aggregate Offering      Amount of
 Securities to be Registered      Registered           Note             Price(1)       Registration Fee
---------------------------------------------------------------------------------------------------------
11% Senior Notes due 2007       $10,000,000.00      $1,000.00         $10,000,000.00        $3,031
---------------------------------------------------------------------------------------------------------
Guarantees of 11% Senior
  Notes due 2007                $10,000,000.00         (2)                 (2)                   (2)
=========================================================================================================


(1) Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457(c).

(2) No additional consideration will be paid by the purchasers of the Senior Notes for the Guarantees. Pursuant to Rule 457(n), no separate fee is payable in respect of the Guarantees.
                                   ----------
================================================================================

                        TABLE OF ADDITIONAL REGISTRANTS

------------------------------------------------------------------------------------------------------------------------------------
                                     State or Other      Primary Standard     I.R.S. Employer     Address, Including Zip Code and
                                    Jurisdiction of    Classification Code     Identification     Telephone Number, Including Area
                Name                 Incorporation            Number               Number        Code of Principal Executive Office
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 175 McClellan Highway
Syratech Holding                                                                                 East Boston, Massachusetts 02128
 Corporation                           Arkansas                5023           71-0747664         (617)561-2200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 175 McClellan Highway
Wallace International                                                                            East Boston, Massachusetts 02128
 Silversmiths, Inc.                    Delaware                3914           06-1183605         (617)561-2200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 175 McClellan Highway
                                                                                                 East Boston, Massachusetts 02128
Wallace International de P.R., Inc.    Delaware                3914           66-0402645         (617)561-2200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 175 McClellan Highway
                                                                                                 East Boston, Massachusetts 02128
International Silver Company           Delaware                5023           04-3105031         (617)561-2200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 175 McClellan Highway
                                                                                                 East Boston, Massachusetts 02128
International Silver de P.R., Inc.     Delaware                3545           66-0467204         (617)561-2200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 175 McClellan Highway
                                                                                                 East Boston, Massachusetts 02128
PMW Silver de P.R., Inc.               Delaware                3356           66-0503108         (617)561-2200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 175 McClellan Highway
                                                                                                 East Boston, Massachusetts 02128
Towle Manufacturing Company            Delaware                3914           04-3093194         (617)561-2200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 175 McClellan Highway
                                                                                                 East Boston, Massachusetts 02128
Rosemar Silver Company, Inc.           Delaware                3914           04-3094668         (617)561-2200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 175 McClellan Highway
                                                                                                 East Boston, Massachusetts 02128
Towle Holloware, Inc.                  Delaware                5023           04-3094663         (617)561-2200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 175 McClellan Highway
                                                                                                 East Boston, Massachusetts 02128
Farberware Inc.                        Delaware                5023           13-3880567         (617)561-2200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 175 McClellan Highway
                                                                                                 East Boston, Massachusetts 02128
Silvestri, Inc.                        Delaware                5199           04-3309807         (617)561-2200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 175 McClellan Highway
Silvestri, Inc. of                                                                               East Boston, Massachusetts 02128
 South Carolina                        South Carolina          6512           57-1046114         (617)561-2200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 6048 South York Road
                                                                                                 Gastonia, North Carolina 28052
Rauch Industries, Inc.                 North Carolina          5199           56-1074945         (704)867-5333
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 6048 South York Road
                                                                                                 Gastonia, North Carolina 28052
Rochard, Inc.                          New York                5199           13-2731346         (704)867-5333
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 6048 South York Road
                                                                                                 Gastonia, North Carolina 28052
Holiday Products, Inc.                 North Carolina          5199           56-1803414         (704)867-5333
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 6048 South York Road
                                                                                                 Gastonia, North Carolina 28052
Northstar Sales Corporation            North Carolina          6512           56-1678701         (704)867-5333
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 175 McClellan Highway
                                                                                                 East Boston, Massachusetts 02128
Leonard Florence Associates, Inc.      Massachusetts           5023           04-2904074         (617)561-2200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 4251 Crisfield Highway
                                                                                                 Crisfield, Maryland 21871
CHI International, Inc.                Maryland                3914           52-1930353         (410)968-0503
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                State or Other      Primary Standard     I.R.S. Employer     Address, Including Zip Code and
                               Jurisdiction of    Classification Code     Identification     Telephone Number, Including Area
            Name                Incorporation            Number               Number        Code of Principal Executive Office
-------------------------------------------------------------------------------------------------------------------------------
                                                                                            175 McClellan Highway
Syratech Security                                                                           East Boston, Massachusetts 02128
 Corporation                   Massachusetts              4841           04-3270184         (617)561-2200
-------------------------------------------------------------------------------------------------------------------------------
                                                                                            175 McClellan Highway
Syratech West Coast                                                                         East Boston, Massachusetts 02128
 Warehouse Corp.               California                 6512           33-0689857         (617)561-2200
-------------------------------------------------------------------------------------------------------------------------------
                                                                                            175 McClellan Highway
175 Amlegion Revere            Massachusetts                                                East Boston, Massachusetts 02128
 Realty Trust                  Trust                      6798           04-6812249         (617)561-2200
-------------------------------------------------------------------------------------------------------------------------------
                                                                                            175 McClellan Highway
                                                                                            East Boston, Massachusetts 02128
Syratech Silver Sales Corp.    Georgia                    6512           04-3094665         (617)561-2200
-------------------------------------------------------------------------------------------------------------------------------

                                EXPLANATORY NOTE

This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Registration No. 333-18133) filed by Syratech Corporation et al. (collectively, the "Company") on December 18, 1996, as amended by Amendment No. 1 to the Registration Statement on Form S-3 filed by the Company on March 18, 1997, which was declared effective on April 10, 1997, are incorporated by reference.


                                  SIGNATURES




     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, State of Massachusetts, on the 10th day of April, 1997.




                                        SYRATECH CORPORATION

                                        By: /s/ LEONARD FLORENCE

                                          ------------------------------------
                                         Leonard Florence
                                         Chairman of the Board,
                                         Chief Executive Officer and President



Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed by the following persons in the capacities and on the dates indicated below.



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

        Signature                             Title                          Date
----------------------------   --------------------------------------   ----------------

   /s/ LEONARD FLORENCE         Chairman of the Board, Chief             April 10, 1997
-------------------------       Executive Officer and President
     Leonard Florence           (Principal Executive Officer)
  /s/ E. MERLE RANDOLPH         Vice President, Chief Financial          April 10, 1997
-------------------------       Officer, Treasurer and Director
    E. Merle Randolph           (Principal Financial and Accounting
                                Officer)
/s/  Irwin Chafetz              Director                                 April 10, 1997
-------------------------
 Irwin Chafetz

/s/  Frederick H. Chicos       Director                                 April 10, 1997
-------------------------
 Frederick H. Chicos

/s/  Harold Cohen              Director                                 April 10, 1997
-------------------------
 Harold Cohen

/s/  Jerry R. Jacob            Director                                 April 10, 1997
-------------------------
 Jerry R. Jacob

/s/  Melvin L. Levine          Director                                 April 10, 1997
-------------------------
 Melvin L. Levine

/s/  Alan Perlman              Director                                 April 10, 1997
-------------------------
 Alan Perlman

/s/  Harold Roitenberg         Director                                 April 10, 1997
 -------------------------
 Harold Roitenberg

/s/ Jacob Saliba              Director                                 April 10, 1997
 -------------------------
 Jacob Saliba


                                  SIGNATURES




     Pursuant to the requirements of the Securities Act of 1933, the Guarantors have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized in the City of Boston, State of Massachusetts, on the 10th day of April, 1997.




                                        CHI INTERNATIONAL, INC.

                                        FARBERWARE INC.

                                        INTERNATIONAL SILVER COMPANY

                                        INTERNATIONAL SILVER DE P.R., INC.

                                        LEONARD FLORENCE ASSOCIATES, INC.

                                        PMW SILVER DE P.R., INC.

                                        ROSEMAR SILVER COMPANY, INC.

                                        SILVESTRI, INC.

                                        SILVESTRI, INC. OF SOUTH CAROLINA

                                        SYRATECH SECURITY CORPORATION

                                        SYRATECH SILVER SALES CORP.

                                        TOWLE HOLLOWARE, INC.

                                        TOWLE MANUFACTURING COMPANY

                                        WALLACE INTERNATIONAL SILVERSMITHS,

                                         INC.

                                        WALLACE INTERNATIONAL DE P.R., INC.

                                        By: /s/ LEONARD FLORENCE
                                           ------------------------------------
                                          Leonard Florence
                                          President and Sole Director

                                        HOLIDAY PRODUCTS, INC.

                                        By: /s/ ROGER S. SILVERSTEIN
                                           ------------------------------------
                                           Roger S. Silverstein
                                           President and Director

                                        By: /s/ LEONARD FLORENCE
                                           ------------------------------------
                                           Leonard Florence
                                           Director

                                        By: /s/ MARSHALL A. RAUCH
                                           ------------------------------------
                                           Marshall A. Rauch
                                           Director

                                        By: /s/ DONALD G. WALSER
                                           ------------------------------------
                                           Donald G. Walser
                                           Director

                                        SYRATECH WEST COAST WAREHOUSE CORP.

                                        By:  /s/ LEONARD FLORENCE
                                           ------------------------------------
                                           Leonard Florence
                                           President and Director

                                        By:  /s/ FAYE A. FLORENCE
                                           ------------------------------------
                                           Faye A. Florence
                                           Director

                                        By:  /s/ E. MERLE RANDOLPH
                                           ------------------------------------
                                           E. Merle Randolph
                                           President and Director

                                        SYRATECH HOLDING CORPORATION

                                        By:  /s/ RICHARD FREIMAN
                                           ------------------------------------
                                           Richard Freiman
                                           President and Sole Director

                                        RAUCH INDUSTRIES, INC.

                                        By:  /s/ LEONARD FLORENCE
                                           ------------------------------------
                                           Leonard Florence
                                           President and Director

                                        By:  /s/ E. MERLE RANDOLPH
                                           ------------------------------------
                                           E. Merle Randolph
                                           Director

                                        By: /s/ FAYE A. FLORENCE
                                           ------------------------------------
                                            Faye A. Florence
                                            Director

                                        175 AMLEGION REVERE REALTY TRUST

                                        By: /s/ LEONARD FLORENCE
                                           ------------------------------------
                                           Leonard Florence
                                           President and Trustee

                                        By:  /s/ FAYE A. FLORENCE
                                           ------------------------------------
                                           Faye A. Florence
                                           Trustee

                                        By: /s/ E. MERLE RANDOLPH
                                           ------------------------------------
                                           E. Merle Randolph
                                           Trustee

                                        ROCHARD, INC.

                                        By: /s/ RICHARD SONKING
                                           ------------------------------------
                                           Richard Sonking
                                           President and Director

                                        By:  /s/ LEONARD FLORENCE
                                           ------------------------------------
                                           Leonard Florence
                                           Director

                                        NORTHSTAR SALES CORPORATION

                                        By:  /s/ LEONARD FLORENCE
                                           ------------------------------------
                                           Leonard Florence
                                           President and Director

                                        By:  /s/ MARSHALL A. RAUCH
                                           ------------------------------------
                                           Marshall A. Rauch
                                           Director

                                        By:  /s/ DONALD G. WALSER
                                           ------------------------------------
                                           Donald G. Walser
                                           Director


                                 EXHIBIT INDEX


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                                                                                                          Pagination
                                                                                                             by
Exhibit                                             Exhibit                                               sequential
Number                                            Description                                             numbering
---------   ------------------------------------------------------------------------------------------   -------------
     (a)     Exhibits
    1.1      Form of Underwriting Agreement. Incorporated by reference from Exhibit 1.1 to Form S-3
             Registration Statement No. 333-18133
    2.1      Restated Agreement and Plan of Merger dated November 27, 1996, effective as of
             October 23, 1996 between Syratech and THL Transaction I Corp. and the Amendment,
             dated February 14, 1997 to the Restated Agreement and Plan of Merger (Incorporated
             by reference from Exhibit 2.1 to Form S-4 Registration Statement No. 333-16917)
    3.1      Restated Certificate of Incorporation of Syratech. Incorporated by reference from
             Exhibit 3.1 to Form S-1 Registration Statement No. 33-41619.
    3.2      Syratech Corporation Certificate of Designations in respect of Series A Preferred Stock dated October 26, 1992. Incorporated by reference from Exhibit 3.2 to Form S-4
             Registration Statement No. 333-16917.
    3.3      Bylaws of Syratech. Incorporated by reference from Exhibit 3.2 to Form S-1
             Registration Statement No. 33-41619.
    3.4      Amendment to Section 2.9 of the Bylaws of Syratech, effective August 15, 1991.
             Incorporated by reference from Exhibit 3.3 to Form S-1 Registration Statement No.
             33-41619.
    3.5      Certificate of Ownership and Merger of WSC Liquidating, Inc. by and into Syratech
             Corporation dated May 9, 1996. Incorporated by reference from Exhibit 3.5 to Form
             S-4 Registration Statement No. 333-16917.
    4.1      Form of Indenture dated as of April, 1997 between Syratech Corporation as Issuer and
             State Street Bank and Trust Company, as Trustee. Incorporated by reference from Exhibit 4.1 to
             Form S-3 Registration Statement No. 333-18133.
    5.1      Opinion of Paul, Weiss, Rifkind, Wharton & Garrison (filed herewith).
   10.1      Form of Amended and Restated Employment Agreement dated as of April   , 1997
             between Leonard Florence and the Company. (Incorporated by reference from Exhibit
             2.1 to Form S-4 Registration Statement No. 333-16917)
   10.2      Employment Agreement dated August 16, 1991 between E. Merle Randolph and the
             Company. Incorporated by reference from Exhibit 10.17 to Form S-1 Registration
             Statement No. 33-41619.
   10.3      Employment Agreement dated August 16, 1991, between Melvin L. Levine and the
             Company. Incorporated by reference from Exhibit 10.18 to Form S-1 Registration
             Statement No. 33-41619.
   10.4      Employment Agreement dated August 16, 1991 between Alan R. Kanter and the
             Company. Incorporated by reference from Exhibit 10 to Form S-1 Registration
             Statement No. 33-41619.
   10.5      Amendment No. 1 dated as of July 27, 1996 to Employment Agreement dated as of
             August 16, 1991 between E. Merle Randolph and Company. Incorporated by reference from Exhibit 10.5 to Form S-4 Registration Statement No. 333-16917.
   10.6      Amendment No. 1 dated as of May 11, 1995 to Employment Agreement dated as of
             August 16, 1991 between Melvin L. Levine and the Company. Incorporated by reference from Exhibit 10.8 to Form 10-K for Syratech for the year ended December
             31, 1995.
   10.7      Amendment No. 1 dated as of July 27, 1996 to Employment Agreement dated as of
             August 16, 1991 between Alan R. Kanter and the Company. Incorporated by reference from Exhibit 10.7 to Form S-4 Registration Statement No. 333-16917.



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
                                                                                                      Pagination
                                                                                                      by
Exhibit                                           Exhibit                                             sequential
Number                                          Description                                           numbering
---------   --------------------------------------------------------------------------------------   -------------
10.8         Retirement Benefit Agreement dated as of July 27, 1996 between Faye A. Florence and the Company. Incorporated by reference from Exhibit 10.8 to Form S-4 Registration
             Statement No. 333-16917.
10.9         Amendment No. 2, dated as of January 31, 1997, effective as of December 31, 1996, to Employment Agreement dated as of August 16, 1991 between E. Merle Randolph and the Company. Incorporated by reference to Exhibit 10.9 to Form S-4 Registration
             Statement No. 333-16917.
10.10        Amendment No. 2, dated as of January 31, 1997, effective as of December 31, 1996, to Employment Agreement dated as of August 16, 1991 between Melvin L. Levine and the Company. Incorporated by reference to Exhibit 10.10 to Form S-4 Registration
             Statement No. 333-16917.
10.11        Amendment No. 2 dated January 31, 1997 effective as of December 31, 1996, to
             Employment Agreement dated as of August 16, 1991 between Alan R. Kanter and the
             Company. Incorporated by reference to Exhibit 10.11 to Form S-4 Registration
             Statement No. 333-16917.
10.12        Agreement dated December 31, 1996 by and between the Company, THL I Transaction
             Corp., Leonard Florence and Melvin L. Levine. Incorporated by reference to Exhibit
             10.12 to Form S-4 Registration Statement No. 333-16917.
10.13        Agreement dated December 31, 1996 by and between the Company, THL I Transaction
             Corp., Leonard Florence and E. Merle Randolph. Incorporated by reference to Exhibit
             10.13 to Form S-4 Registration Statement No. 333-16917.
10.14        Agreement dated December 31, 1996 by and between the Company, THL I Transaction
             Corp., Leonard Florence and Alan R. Kanter. Incorporated by reference to Exhibit
             10.14 to Form S-4 Registration Statement No. 333-16917.
10.15        Asset Purchase Agreement dated February 2, 1996 by and between Farberware Inc., the Company, Lifetime Hoan Corporation and Far-B Acquisition Corp., Inc.
             Incorporated by reference from Exhibit 1 to Form 8-K dated April 16, 1996.
10.16        Settlement Agreement dated February 3, 1997 by and among Bruckner Manufacturing
             Corp. (formerly Farberware Inc.), U.S. Industries, Inc., Farberware Inc. (formerly
             Far-B Acquisition Corp.) and Lifetime Hoan Corporation. Incorporated by reference to
             Exhibit 10.16 to Form S-4 Registration Statement No. 333-16917.
10.17        Agreement dated as of December 7, 1995 among the Company, SYR Acquisition Inc.
             and Rauch Industries, Inc. Incorporated by reference from Exhibit 1 to Form 8-K of the Company dated December 7, 1995.
10.18        Amended and Restated Line of Credit Agreement among Wallace International de Puerto
             Rico, Inc., International Silver de Puerto Rico, Inc. and Banco Popular de Puerto
             Rico dated October 15, 1996. Incorporated by reference to Exhibit 10.18 to Form S-4
             Registration Statement No. 333-16917.
10.19        Agreement, dated as of February 2, 1996, by and among the Company, Lifetime Hoan
             Corporation and Far-B Acquisition Corp. Incorporated by reference to Exhibit 10.19 to
             Form S-4 Registration Statement No. 333-16917.
10.20        Agreement, dated as of May 3, 1996, by and among the Company, Farberware Inc.
             and Meyer Manufacturing Co. Ltd. Incorporated by reference to Exhibit 10.20 to Form
             S-4 Registration Statement No. 333-16917.

                                                                                                        Pagination
                                                                                                        by
Exhibit                                            Exhibit                                              sequential
Number                                           Description                                            numbering
---------   ----------------------------------------------------------------------------------------   -------------
  10.21      License Agreement, dated as of July 12, 1996 by and between Farberware Inc. and
             Service Merchandise Company, Inc. (redacted to omit certain royalty information).
  10.22      Agreement, dated as of October 16, 1996, among Farberware Inc., Service
             Merchandise Company, Inc. and Windmere-Durable Holdings, Inc. (amending Item
             10.21). Incorporated by reference to Exhibit 10.22 to Form S-4 Registration Statement
             No. 333-16917.
   12.1      Schedule Regarding Computation of Ratio of Earnings to Fixed Charges.
             Incorporated by reference to Exhibit 12.1 to Form S-3 Registration Statement No. 333-18133.
   23.1      Consent of Paul, Weiss, Rifkind, Wharton & Garrison (included in the opinion filed as
             Exhibit 5.1)
   23.2      Consent of Deloitte & Touche LLP (filed herewith)
   23.3      Consent of Coopers & Lybrand L.L.P. (filed herewith)
   25.1      Statement on Form T-1 of the eligibility of the Trustee. Incorporated by reference to
             Exhibit 25.1 to Form S-3 Registration Statement No. 333-18133.